SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 21, 2004

Date of Report (Date of earliest event reported)

Getty Images, Inc.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-31516	91- 0177556
(Commission File No.)	(IRS Employer Identification Number)

601 N 34th Street

Seattle, Washington 98103

(Address of Principal Executive Offices)

(206) 925-5000

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure

Getty Images, Inc. is filing as Exhibit 23.1 hereto the consent of PricewaterhouseCoopers LLP, dated January 20, 2004, to insert the day inadvertently omitted, to be incorporated by reference into its Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (File No. 333-107952), originally filed on January 21, 2004.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
23.1	Consent of Independent Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2004

GETTY IMAGES, INC.

By:	/s/ ELIZABETH J. HUEBNER
Elizabeth J. Huebner
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Accountants